                                UAM FUNDS

                                Annual Report


       --------------------------
           ICM Fixed Income
              Portfolio
--------------------------------------------------------------------------------
                                October 31, 1998












                                                        UAM
--------------------------------------------------------------------------------

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      OCTOBER 31, 1998
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholders' Letter........................................................   1
Performance Comparison......................................................   5
Portfolio of Investments....................................................   6
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets..........................................  14
Financial Highlights........................................................  15
Notes to Financial Statements...............................................  16
Report of Independent Accountants...........................................  22

--------------------------------------------------------------------------------

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

Dear Shareholder:

I am pleased to report the performance results for the ICM Fixed Income Portfolio for the one year period ended October 31, 1998. During a year when global economic turbulence contributed to disappointing returns in some sectors of the fixed income market, the ICM Fixed Income Portfolio returned 9.74% and exceeded the performance of its benchmark, the Lehman Brothers Aggregate Index, by 40 basis points net of investment advisory and administration fees.

PERFORMANCE--ALL PERIODS ENDED OCTOBER 31, 1998

                                                          3 MONTH 6 MONTH 1 YEAR
                                                          ------- ------- ------
ICM Fixed Income Portfolio...............................  4.01%   6.28%   9.74%
Lehman Brothers Aggregate Index..........................  3.46%   5.54%   9.34%

THE FIXED INCOME MARKET ANNUAL REVIEW
The "contagion" that began in Thailand over a year ago continued to influence the domestic fixed income market during the year ended October 31, 1998. The crisis in Asia provided the catalyst for a Treasury market rally late last year, which lasted into the beginning of 1998. International assistance to Korea, Malaysia and other besieged economies helped stem the flow of capital to safe havens, such as the United States, and Treasury prices stabilized during the second quarter of 1998. During this time, investors flocked back into higher yielding fixed income instruments, such as mortgages, emerging market debt and junk bonds, believing that the worst of the global economic crisis had passed. Market participants soon discovered, however, that the relative calm simply represented the eye of the economic storm.

During August, Russia surprised the market by announcing a forced restructuring of its ruble denominated debt. The repercussions of this defacto default were devastating. Such an announcement, following a significant injection of IMF funds, signaled to the capital markets that international efforts to arrest the "contagion" were failing. Allowing the financial collapse of a sovereign holder of nuclear arms also heightened concerns. These factors renewed a general loss of confidence in the global capital markets and led to another major adjustment to the price of risk, particularly credit risk.

The ensuing credit meltdown led to massive dislocations within the fixed income market. Demand for U.S. Treasuries drove yields down to their lowest levels ever for the 30-year bond to 4.72% on October 5, 1998. At the same time, yield spreads on corporates, mortgages and other "spread products" widened dramatically compared to yields offered on U.S. Treasuries. Many investors employing strategies where success depends on a stable or narrowing yield relationship

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

between U.S. Treasuries and other sectors were hurt. Those who borrowed money to finance such bets were particularly hit hard. Losses disclosed by several hedge funds shocked the market with their magnitude and at the same time exposed layers of leverage that had been building up in the financial system over the past five years. Such revelations contributed to market fears of an imminent credit crunch. These and other concerns relating to global market turmoil clearly factored into the Federal Reserve Board's decision on September 29, October 15 and November 17 to lower the rate on overnight borrowings to the current 4.75%.

MARKET SECTOR REVIEW
The Federal Reserve action during September and October to lower interest rates calmed the fearful markets. As credit spreads improved, a partial reversal of the flight to quality pushed the yield on the U.S. Treasury 30-year bond higher to 5.15% by the end of October 1998. Nevertheless, the earlier stampede into U.S. Treasuries had delivered a blow to sector performances within the fixed income market. Unadjusted for duration differences between the sectors, the U.S. Treasury, investment-grade corporate, and mortgage sectors returned 11.57%, 7.99% and 7.30%, respectively, for the annual period ended October 31, 1998, according to Lehman Brothers. A calculation that captures only a sector's excess return above U.S. Treasuries, however, shows how much damage yield spread widening caused. Adjusting for interest rate risk, corporates and mortgages underperformed U.S. Treasuries by -4.34% and -1.38%, respectively.

Investment-grade sectors faired extremely well compared to other, more risky sectors of the fixed income market. To discover the extent of the wholesale adjustment to the price of credit risk, one has to look no further than the returns found in the emerging and junk bond markets. According to Lehman Brothers, the emerging market and high yield indices showed returns of -11.81% and -.50% for the annual period ended October 31, 1998.

Bonds issued by G-7 countries mostly benefited from the flight to quality. During the annual period ended October, 31, 1998, core European and Japanese bonds outperform the U.S. Treasury market on a currency-hedged basis according to Lehman Brothers. High relative exposure to the health of Asian economies, however, caused Canadian and Australian bonds to underperform other G-7 countries.

ICM FIXED INCOME PORTFOLIO
Several factors contributed to the solid absolute and relative performance of the ICM Fixed Income Portfolio during the annual period ended October 31, 1998. Throughout the year, we questioned whether fixed income investors were receiving

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

ample compensation for assuming credit risk. Our strategies, therefore, emphasized finding quality yield for the Portfolio. Investments in closed-end bond funds helped achieve a better balance between expected return and credit risk. We also addressed our concerns for global turmoil by maintaining a healthy position of U.S. Treasury securities and by positioning for a steeper yield curve.

While maintaining a relatively high quality portfolio proved to be the right strategy during the worst of the credit meltdown, the ICM Fixed Income Portfolio elected to increase its exposure to corporate securities after yield spread widening created attractive opportunities. Our commitment to corporates, for example, increased from 24% to 28% during the six month period ended October 31, 1998. Historically wide yield spreads compelled us to increase our allocation to mortgage passthroughs as well.

The ICM Fixed Income Portfolio continued to improve its relative performance during the annual period ended October 31, 1998, according to both Lipper Analytical Services, Inc. and Morningstar, Inc. During October 1998, the ICM Fixed Income Portfolio achieved Lipper's "A" rating for a one and three year period. In addition, Morningstar has assigned its four star rating to the Portfolio.

DERIVATIVE SECURITIES
Derivative securities once again became the focal point of investor concern during the three-month period ended October 31, 1998. Failed trading strategies revealed the build-up of leverage, whether derived through the futures market or cash markets, and the concentration of counterparty risk associated with interest rate swap agreements. Yet throughout this period of dramatic deleveraging, the futures market functioned very well and in fact offered, on many occasions, more liquidity than the cash markets.

Our holdings, as of October 31, 1998, represent a typical allocation of futures held during the crisis. Five U.S. Treasury 5-year note futures, ten U.S. Treasury 10-year note futures and five U.S. Treasury 20-year bond futures compose 6.8% of the net assets of the Portfolio. Such allocations provided many benefits to the Portfolio including improved liquidity, exact positioning along the yield curve, and U.S. Treasury interest rate exposure--all without using cash.

Strategies involving exchange-traded options were used infrequently during the annual period ended October 31, 1998. When implemented, strategies typically protected the Portfolio from sharp increases in interest rates or added interest rate exposure in a falling rate environment. As of October 31, 1998, the Portfolio owned 20 put options on the U.S. Treasury 20-year bond futures as protection against higher rates.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------


The Portfolio also uses the following derivative instruments: collateralized mortgage obligations (CMOs) and mortgage passthrough securities. As of October 31, 1998, CMO and mortgage passthrough securities compose 8.6% and 23.1% of the net assets of the Portfolio, respectively. Allocations to these sectors have remained fairly stable throughout the annual period although we boosted our mortgage passthrough holdings recently following yield spread widening in all non-Treasury sectors.

OUTLOOK
The recent climb in interest rates reflects renewed confidence in the global capital markets and the perception that risk reduction and deleveraging have run their course. Higher equity prices, the announcement of a stabilization package for Brazil, Japanese stimulus packages and narrower corporate credit spreads relative to U.S. Treasuries also suggest the fear of global deflation and recession has subsided.

While we have added to spread product, we remain selective and do not believe the "all clear" has been sounded for the credit markets. The prescriptions written for many countries suffering from economic ailments require major adjustments that will result in slow global growth for a while. Domestically, reductions in corporate capital expenditures, a moderating consumer appetite to spend in response to a savings drain, and poor performance from net exports will act to slow growth going forward. Little pricing power and pressured operating margins will continue to affect corporate credit quality. In this environment, we still believe that maintaining high quality holdings and positioning for a steeper yield curve will result in strong relative performance.

Respectively submitted,

/s/ Dan Shackelford

Dan Shackelford, CFA
Investment Counselors of Maryland, Inc.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without temporary fee waivers and expenses assumed by the adviser, total return for the Portfolio would be lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the portfolio is actively managed, its holdings are subject to change.

UAM FUND                                              ICMSFIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------
    COMPARISION OF CHANGING IN VALUE OF $100,000 PURCHASE IN THE ICM FIXED
           INCOME PORTFOLIO AND THE LEHMAN BROTHERS AGGREGATE INDEX.

----------------------------------
  AVERAGE ANNUAL TOTAL RETURN**
FOR PERIOD ENDED OCTOBER 31, 1998
----------------------------------
1 YEAR    5 YEAR    SINCE 11/3/92*
----------------------------------
9.74%     6.58%         7.21%
----------------------------------

                           [LINE GRAPH APPEARS HERE]

DATE      ICM FIXED INCOME PROTFOLIO+   LEHMAN BROTHERS AGGREGATE INDEX+
----      --------------------------    -------------------------------
11/3/92*++        100,000                         100,000
10/31/93          110,380                         111,870
10/31/94          105,490                         107,760
10/31/95          121,430                         124,624
10/31/96          127,708                         131,915
10/31/97          138,321                         143,642
10/31/98          151,793                         157,130

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate. When shares are redeemed, they may be worth more or less than the original cost.

 * Commencement of operations.
** Total return of the Portfolio reflects fees waived and expenses assumed by Affiliates. Without such waiver of fees and expenses assumed, total return would be lower.
 + The comparative index is not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Portfolio's performance. The fees, if reflected, would reduce the performance quoted. The Portfolio's performance assumes the reinvestment of all dividends and distributions. The comparative index has been adjusted to reflect reinvestment of dividends on securities in the index.
++ For comparative purposes, the value of the Lehman Brothers Aggregate Index on 10/31/92 is used as the beginning value on 11/3/92.

                        DEFINITION OF COMPARATIVE INDEX
                        -------------------------------

The Lehman Brothers Aggregate Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for the U.S. Government issues and $25 million for others.

Please note that one cannot invest in an unmanaged index.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      OCTOBER 31, 1998
--------------------------------------------------------------------------------

 PORTFOLIO OF INVESTMENTS
 CORPORATE BONDS AND NOTES - 27.9%

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- -----------
 BANKS - 2.5%
  BankAmerica Corp. 6.125%, 7/15/04..................... $  250,000 $   253,437
  First National Bank of Commerce 6.50%, 1/14/00........    350,000     354,676
  #State Street Institution Capital Securities,
   Series A 7.94%, 12/30/26.............................    250,000     270,550
                                                                    -----------
                                                                        878,663
                                                                    -----------
 FINANCIAL SERVICES - 10.6%
  American General Finance 8.125%, 8/15/09..............    250,000     287,187
  Associates Corp. of North America 5.75%, 11/1/03......    300,000     303,375
  Commercial Credit Corp. 8.70%, 6/15/09................    100,000     120,000
  *Dean Witter Discover 4.64%, 3/2/99...................     15,000      14,987
  Ford Motor Credit Corp. 6.70%, 8/2/00.................    250,000     256,250
  Ford Motor Credit Corp. 7.00%, 9/25/01................    500,000     520,625
  General Electric Capital Corp. 8.85%, 4/1/05..........    450,000     533,250
  General Motors Acceptance Corp. 8.875%, 6/1/10........     50,000      62,313
  #Jefferson-Pilot Capital Trust A 8.14%, 1/15/46.......    300,000     315,000
  Merrill Lynch & Co., Inc. 6.02%, 5/11/01..............    500,000     506,100
  Morgan Stanley Dean Witter & Co. 6.09%, 3/9/11........    500,000     506,500
  Norwest Financial, Inc. 6.20%, 2/15/01................    350,000     359,625
                                                                    -----------
                                                                      3,785,212
                                                                    -----------
 INDUSTRIAL - 7.6%
  American Home Products 7.70%, 2/15/00.................    250,000     258,750
  Boston Scientific Corp. 6.625%, 3/15/05...............    300,000     300,375
  Dow Chemical Co. 8.55%, 10/15/09......................     25,000      30,219
  EG & G, Inc. 6.80%, 10/15/05..........................    200,000     208,960
  IBM Corp. 6.15%, 12/11/98.............................    500,000     500,200
  Ingersoll-Rand Co. 6.58%, 12/5/05.....................    500,000     531,250
  Martin Marietta 6.50%, 4/15/03........................    300,000     316,125
  Martin Marietta Materials, Inc. 6.90%, 8/15/07........    500,000     538,050
  Weyerhaeuser Co. 9.05%, 2/1/03........................     50,000      57,062
                                                                    -----------
                                                                      2,740,991
                                                                    -----------
 TELECOMMUNICATIONS - 4.6%
  Bell Atlantic Corp. 6.30%, 12/16/02...................    500,000     522,500
  BellSouth Telecommunications, Inc. 6.00%, 6/15/02.....    500,000     516,500
  MCI WorldCom, Inc. 6.25%, 8/15/03.....................    300,000     311,625
  U.S. West Capital, Inc. 6.875%, 7/15/28...............    300,000     311,460
                                                                    -----------
                                                                      1,662,085
                                                                    -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      OCTOBER 31, 1998
--------------------------------------------------------------------------------

 CORPORATE BONDS AND NOTES - CONTINUED

                                                         FACE
                                                        AMOUNT     VALUE+
                                                      ---------- ----------
 TRANSPORTATION - 1.8%
  Federal Express ETC 7.50%, 1/15/18................. $  295,345 $  332,026
  Ryder System, Inc. 6.50%, 5/15/05..................    300,000    305,730
                                                                 ----------
                                                                    637,756
                                                                 ----------
 UTILITIES - 0.8%
  Baltimore Gas & Electric 6.73%, 6/12/12............    250,000    278,000
                                                                 ----------
  TOTAL CORPORATE BONDS AND NOTES (Cost $9,553,216).............  9,982,707
                                                                 ----------
 ASSET-BACKED SECURITY - 1.4%
  Chase Manhattan Auto Owner Trust, Series 1998-B,
   Class A4 5.80%, 2/17/03 (Cost $499,453)...........    500,000    509,000
                                                                 ----------
 YANKEE BOND - 0.5%
  InterAmerica Development Bank 8.40%, 9/1/09 (Cost
   $153,462).........................................    150,000    187,875
                                                                 ----------
 U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES - 23.1%
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 3.7%
  Pool #E48794
   15 yr. Guarantee 6.50%, 7/1/08....................    168,489    171,806
  Pool #E00292
   Gold 6.50%, 4/1/09................................    295,083    301,169
  Pool #E64395
   15 yr. Guarantee 7.00%, 6/1/11....................    341,648    349,976
  Pool #277196
   8.00%, 8/1/16.....................................      1,072      1,123
  *Pool #845640
   7.729%, 8/1/23....................................    105,706    107,291
  Pool #C00449
   7.00%, 3/1/26.....................................    381,513    390,813
                                                                 ----------
                                                                  1,322,178
                                                                 ----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 9.6%
  Pool #81817
   9.50%, 8/1/02.....................................      4,724      5,005
  Pool #232847
   7.00%, 8/1/08.....................................    112,913    115,700
  Pool #50904
   6.00%, 10/1/08....................................    165,027    166,574
  Pool #232361
   6.00%, 10/1/08....................................     48,349     48,802

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      OCTOBER 31, 1998
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES - CONTINUED

FEDERAL NATIONAL MORGAGE ASSOCIATION - CONTINUED

                                                             FACE
                                                            AMOUNT     VALUE+
                                                           --------- ----------
 Pool #264441
  6.00%, 1/1/09........................................... $  53,378 $   53,878
 Pool #420565
  7.00%, 1/1/10...........................................   351,597    358,849
 Pool #250498
  6.50%, 3/1/11...........................................   213,781    217,857
 Pool #346544
  7.00%, 5/1/11...........................................   301,475    308,917
 Pool #50013
  9.50%, 10/1/17..........................................     1,974      2,118
 Pool #55343
  9.50%, 10/1/17..........................................     2,008      2,158
 Pool #50993
  7.00%, 2/1/24...........................................   488,986    502,281
 Pool #298034
  8.00%, 11/1/24..........................................   133,643    138,738
 Pool #322345
  7.50%, 9/1/25...........................................   343,307    353,499
 Pool #330297
  7.00%, 11/1/25..........................................   321,761    330,106
 Pool #415963
  6.50%, 9/1/28...........................................   499,316    503,373
 Pool #433570
  6.50%, 9/1/28...........................................   349,463    352,303
                                                                     ----------
                                                                      3,460,158
                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.8%
 Pool #7414
  7.25%, 7/15/05..........................................     7,433      7,716
 Pool #17084
  8.00%, 9/15/07..........................................    15,625     16,367
 Pool #20335
  8.00%, 10/15/07.........................................    19,667     20,367
 Pool #327371
  7.00%, 2/15/08..........................................   145,774    150,284
 Pool #780159
  8.00%, 4/15/08..........................................   261,113    271,149
 Pool #362234
  7.00%, 3/15/09..........................................   181,920    187,548
 Pool #400216
  7.00%, 4/15/09..........................................   176,463    181,923

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      OCTOBER 31, 1998
--------------------------------------------------------------------------------

 U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES - CONTINUED

                                                            FACE
                                                           AMOUNT     VALUE+
                                                         ---------- ----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - CONTINUED
  Pool #40824
   12.50%, 7/15/10...................................... $   11,253 $   13,159
  Pool #109599
   12.00%, 1/15/14......................................     18,609     21,400
  Pool #311575
   7.50%, 2/15/23.......................................    463,484    480,575
  Pool #387161
   7.50%, 10/15/25......................................    224,065    231,698
  Pool #405183
   7.50%, 11/15/25......................................    218,555    226,000
  Pool #423836
   8.00%, 8/15/26.......................................    340,747    354,696
  Pool #443577
   6.50%, 7/15/28.......................................    654,806    662,581
  Pool #476584
   7.00%, 7/15/28.......................................    654,590    670,955
                                                                    ----------
                                                                     3,496,418
                                                                    ----------
  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
   (Cost $8,095,684)...............................................  8,278,754
                                                                    ----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 8.6%
 FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.9%
  Series 1544-E PAC(11) REMIC 6.25%, 6/15/08............    157,745    158,350
  Series 1577 CL PH PAC-1(11) REMIC 6.30%, 3/15/23......    500,000    520,000
                                                                    ----------
                                                                       678,350
                                                                    ----------
 FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.2%
  Series 1993-194 CL PG PAC(11) REMIC 5.65%, 4/25/05....    339,095    338,137
  Series 1993-71 CL PG PAC(11) REMIC 6.25%, 7/25/07.....    400,000    402,973
  Series 1996-M5 CL A1 REMIC 7.141%, 6/25/08............    177,705    184,991
  Series G92-15 CL G PAC(11) REMIC 7.00%, 4/25/20.......    534,750    541,477
  Series G19-H PAC REMIC 8.40%, 6/25/20.................    135,844    137,746
  Series G92-19K PAC(11) REMIC 7.50%, 12/25/20..........    250,000    252,574
                                                                    ----------
                                                                     1,857,898
                                                                    ----------
 OTHER - 1.5%
  GS Mortgage Securities Corp. II 6.07%, 10/18/30.......    250,000    252,500
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C1
   CL A1 6.31%, 11/15/26................................    269,193    275,384
                                                                    ----------
                                                                       527,884
                                                                    ----------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,008,101)......  3,064,132
                                                                    ----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                                      OCTOBER 31, 1998
--------------------------------------------------------------------------------

 U.S. GOVERNMENT SECURITIES - 30.5%

                                                             FACE
                                                            AMOUNT     VALUE+
                                                          ---------- -----------
 U.S. TREASURY BONDS - 16.2%
  12.75%, 11/15/10......................................  $   25,000 $    36,823
  10.375%, 11/15/12.....................................     800,000   1,118,086
  7.50%, 11/15/16.......................................   3,225,000   4,020,802
  7.125%, 2/15/23.......................................     500,000     617,443
                                                                     -----------
                                                                       5,793,154
                                                                     -----------
 U.S. TREASURY NOTES - 14.3%
  @5.50%, 4/15/00.......................................     100,000     101,710
  6.25%, 5/31/00........................................   1,000,000   1,029,683
  ++3.625%, 7/15/02.....................................   1,020,180   1,021,136
  5.75%, 11/30/02.......................................   1,700,000   1,785,381
  7.25%, 8/15/04........................................     150,000     170,956
  6.50%, 10/15/06.......................................     450,000     505,110
  ++3.375%, 1/15/07.....................................     515,625     507,568
                                                                     -----------
                                                                       5,121,544
                                                                     -----------
  TOTAL U.S. GOVERNMENT SECURITIES (Cost $10,020,072)..............   10,914,698
                                                                     -----------

 CLOSED-END INVESTMENT COMPANIES - 6.6%
                                                            SHARES
                                                          ----------
  Blackrock 1998 Term Trust.............................       2,800      27,825
  Blackrock 1999 Term Trust.............................      65,000     629,687
  Blackrock 2001 Term Trust.............................      60,000     540,000
  Blackrock Strategic Term Trust........................      65,000     589,063
  Blackrock Target Term Trust...........................      60,000     581,250
                                                                     -----------
  TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $2,239,695)..........    2,367,825
                                                                     -----------

 PURCHASED PUT OPTIONS - 0.0%
                                                            NO. OF
                                                          CONTRACTS
                                                          ----------
  U.S. Treasury 20 Year Bond Futures, expiring 12/31/98,
   strike price $126.00 (Cost $5,403)...................          20       7,188
                                                                     -----------

 SHORT-TERM INVESTMENT - 0.2%
                                                             FACE
                                                            AMOUNT
                                                          ----------
 REPURCHASE AGREEMENT - 0.2%
  Chase Securities, Inc. 4.90%, dated 10/30/98, due
   11/2/98, to be repurchased at $49,020, collateralized
   by $47,154 of various U.S. Treasury Notes, 5.375%-
   6.875%, due 5/31/99-2/15/04, valued at $49,001 (Cost
   $49,000).............................................  $   49,000      49,000
                                                                     -----------
  TOTAL INVESTMENTS - 98.8% (Cost $33,624,086) (a).................   35,361,179
                                                                     -----------
  OTHER ASSETS AND LIABILITIES (NET) - 1.2%........................      425,403
                                                                     -----------
  NET ASSETS - 100%................................................  $35,786,582
                                                                     ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
                                          OCTOBER 31, 1998
-------------------------------------------------------------------------------

      + See Note A to Financial Statements.
     ++ Par amount is indexed to inflation rate.
      * Variable/Floating rate security--rate disclosed is as of October 31, 1998.
      # 144A Security--Certain conditions for public sale may exist.
      @ All, or a portion of these shares, were pledged to cover initial margin requirements on open futures contracts.
    ETC Equipment Trust Certificates
    PAC Planned Amortization Class
  REMIC Real Estate Mortgage Investment Conduit
    (a) The cost for federal income tax purposes was $33,631,768. At October 31, 1998, net unrealized appreciation for all securities based on tax cost was $1,729,411. This consisted of aggregate gross unrealized appreciation for all securities of $1,744,890 and aggregate gross unrealized depreciation for all securities of $15,479.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
                                          OCTOBER 31, 1998
--------------------------------------------------------------------------------

 STATEMENT OF ASSETS AND LIABILITIES
 ASSETS
 Investments, at Cost.............................................. $33,624,086
                                                                    ===========
 Investments, at Value............................................. $35,361,179
 Cash..............................................................         464
 Interest Receivable...............................................     473,807
 Other Assets......................................................       7,106
                                                                    -----------
  Total Assets.....................................................  35,842,556
                                                                    -----------
 LIABILITIES
 Payable for Daily Variation Margin on Futures.....................      16,722
 Payable for Investment Advisory Fees--Note B......................         558
 Payable for Administrative Fees--Note C...........................      13,025
 Payable for Custodian Fees--Note D................................       3,240
 Payable for Directors' Fees--Note F...............................         671
 Other Liabilities.................................................      21,758
                                                                    -----------
  Total Liabilities................................................      55,974
                                                                    -----------
 NET ASSETS........................................................ $35,786,582
                                                                    ===========
 NET ASSETS CONSIST OF:
 Paid in Capital................................................... $33,578,791
 Undistributed Net Investment Income...............................     206,947
 Accumulated Net Realized Gain.....................................     256,410
 Unrealized Appreciation...........................................   1,744,434
                                                                    -----------
 NET ASSETS........................................................ $35,786,582
                                                                    ===========
 INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 50,000,000)..........................................   3,270,978
 NET ASSET VALUE, Offering and Redemption Price Per Share..........      $10.94
                                                                         ======

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                               ICM FIXED INCOME PORTFOLIO
                                        YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

 STATEMENT OF OPERATIONS
 INVESTMENT INCOME
 Interest.......................................................... $1,991,033
 Dividends.........................................................     87,456
                                                                    ----------
  Total Income.....................................................  2,078,489
                                                                    ----------
 EXPENSES
 Investment Advisory Fees--Note B..................................    168,174
 Administrative Fees--Note C.......................................    103,947
 Custodian Fees--Note D............................................     15,680
 Registration and Filing Fees......................................     15,342
 Audit Fees........................................................     13,783
 Printing Fees.....................................................     13,676
 Directors' Fees--Note F...........................................      2,789
 Other Expenses....................................................      8,362
 Investment Advisory Fees Waived--Note B...........................   (168,174)
 Expenses Assumed by the Adviser--Note B...........................     (4,121)
                                                                    ----------
  Net Expenses Before Expense Offset...............................    169,458
 Expense Offset--Note A............................................     (1,260)
                                                                    ----------
  Net Expenses After Expense Offset................................    168,198
                                                                    ----------
 NET INVESTMENT INCOME.............................................  1,910,291
                                                                    ----------
 NET REALIZED GAIN (LOSS):
 Investments.......................................................     98,801
 Futures Contracts.................................................    260,242
 Foreign Exchange Translations.....................................        961
                                                                    ----------
 TOTAL NET REALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS AND
  FOREIGN EXCHANGE TRANSLATIONS....................................    360,004
                                                                    ----------
 NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments.......................................................    903,064
 Futures Contracts.................................................      3,137
                                                                    ----------
 TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION..........    906,201
                                                                    ----------
 NET GAIN ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN EXCHANGE
  TRANSLATIONS.....................................................  1,266,205
                                                                    ----------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.............. $3,176,496
                                                                    ==========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

 STATEMENT OF CHANGES IN NET ASSETS

                                                       YEAR ENDED   YEAR ENDED
                                                       OCTOBER 31,  OCTOBER 31,
                                                          1998         1997
                                                       -----------  -----------
 INCREASE (DECREASE) IN NET ASSETS
 OPERATIONS:
  Net Investment Income..............................  $ 1,910,291  $ 1,744,824
  Net Realized Gain..................................      360,004      100,860
  Net Change in Unrealized
   Appreciation/Depreciation.........................      906,201      554,160
                                                       -----------  -----------
  Net Increase in Net Assets Resulting from
   Operations........................................    3,176,496    2,399,844
                                                       -----------  -----------
 DISTRIBUTIONS:
  Net Investment Income..............................   (1,948,185)  (1,729,486)
                                                       -----------  -----------
 CAPITAL SHARE TRANSACTIONS: (1)
  Issued.............................................    7,340,566    6,306,694
  In Lieu of Cash Distributions......................    1,600,671    1,451,047
  Redeemed...........................................   (5,501,660)  (1,667,639)
                                                       -----------  -----------
  Net Increase from Capital Share Transactions.......    3,439,577    6,090,102
                                                       -----------  -----------
  Total Increase.....................................    4,667,888    6,760,460
 NET ASSETS:
  Beginning of Year..................................   31,118,694   24,358,234
                                                       -----------  -----------
  End of Year (including undistributed net investment
   income of $206,947 and $255,821, respectively)....  $35,786,582  $31,118,694
                                                       ===========  ===========
 (1) Shares Issued and Redeemed:
  Shares Issued......................................      689,404      611,727
  In Lieu of Cash Distributions......................      149,694      140,942
  Shares Redeemed....................................     (514,908)    (157,979)
                                                       -----------  -----------
                                                           324,190      594,690
                                                       ===========  ===========

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS
                                                SELECTED PER SHARE DATA & RATIOS
                                  FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          YEARS ENDED OCTOBER 31,
                                  -------------------------------------------
                                   1998     1997     1996     1995     1994
                                  -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.........................  $ 10.56  $ 10.36  $ 10.43  $  9.55  $ 10.58
                                  -------  -------  -------  -------  -------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..........     0.60     0.62     0.59     0.59     0.52
 Net Realized and Unrealized
  Gain (Loss)...................     0.40     0.21    (0.07)    0.82    (0.98)
                                  -------  -------  -------  -------  -------
 Total from Investment
  Operations....................     1.00     0.83     0.52     1.41    (0.46)
                                  -------  -------  -------  -------  -------
DISTRIBUTIONS:
 Net Investment Income..........    (0.62)   (0.63)   (0.59)   (0.53)   (0.48)
 Net Realized Gain..............      --       --       --       --     (0.09)
                                  -------  -------  -------  -------  -------
 Total Distributions............    (0.62)   (0.63)   (0.59)   (0.53)   (0.57)
                                  -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD..  $ 10.94  $ 10.56  $ 10.36  $ 10.43  $  9.55
                                  =======  =======  =======  =======  =======
TOTAL RETURN+...................     9.74%    8.31%    5.17%   15.11%   (4.43)%
                                  =======  =======  =======  =======  =======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)....................  $35,787  $31,119  $24,358  $16,765  $12,601
Ratio of Expenses to Average Net
 Assets.........................     0.50%    0.50%    0.50%    0.63%    0.84%
Ratio of Net Investment Income
 to Average Net Assets..........     5.68%    6.03%    5.98%    6.04%    5.26%
Portfolio Turnover Rate.........       41%      34%      46%      49%      82%
Ratio of Voluntarily Waived Fees
 and Expenses Assumed by
 Affiliates to Average Net
 Assets.........................     0.51%    0.56%    0.82%    0.77%    0.45%
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets........................     0.50%    0.50%    0.50%    0.61%     N/A

 + Total return would have been lower had certain expenses not been waived and expenses assumed by Affiliates during the period.
The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

  UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Fixed Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 1998, the UAM Funds were comprised of forty-six active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade, fixed income securities of varying maturities.

  A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

    1. SECURITY VALUATION: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

    2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

  exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreement. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

    4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

    5. FUTURES AND OPTIONS CONTRACTS: To hedge its portfolio against adverse movements of the market, remain fully invested and reduce transaction costs or implement its investment strategies, the Portfolio may purchase and sell futures and related options on such futures in connection with the securities in which it invests (such as bond futures and options, interest rate futures and options and foreign currency futures and options) traded on either U.S. or foreign exchanges or boards of trade, similar entities, or quoted on an automated quotation system.

    The Portfolio may use futures contracts and options to simulate or replicate other types of investments according to its investment strategies.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------


    Because the Portfolio will engage in options and futures transactions generally only for hedging purposes, the Adviser believes that the options and futures portfolio strategies of the Portfolio will not subject it to the risks frequently associated with the speculative use of options and futures contracts. There can be no assurance that the Portfolio's hedging transactions will be effective. Also, the Portfolio may not be engaging in hedging activities when movements in any particular market occur.

    Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. The Portfolio had the following futures contracts open at October 31, 1998:

                                                                     NET
                             NUMBER                               UNREALIZED
                               OF     AGGREGATE    EXPIRATION    APPRECIATION
   CONTRACTS                CONTRACTS FACE VALUE      DATE      (DEPRECIATION)
   ---------                --------- ---------- -------------- --------------
   Purchases:
   U.S. Treasury 5 Year
    Note...................      5    $  573,203 December, 1998    $(3,753)
   U.S. Treasury 10 Year
    Note...................     10     1,203,125 December, 1998     17,031
   U.S. Treasury 20 Year
    Bond...................      5       644,531 December, 1998     (5,937)
                                                                   -------
                                                                   $ 7,341
                                                                   =======

    6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for paydown gains or losses and foreign currency translations.

    Permanent book and tax basis differences resulted in reclassifications of $10,980 to decrease undistributed net investment income with an increase of $10,980 to accumulated net realized gain.

    Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

  losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets, if any, for custodian balance credits.

  B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets for the month. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% of average daily net assets.

  C. ADMINISTRATIVE SERVICES: UAM Funds Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). The Administrator has entered into a Mutual Funds Service Agreement (the "Mutual Funds Service Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, under which CGFSC provides certain services including, but not limited to, administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services.

  Pursuant to the Agreement, the Portfolio pays the Administrator a two part monthly fee:
  --a Portfolio-specific monthly fee of 0.04% per annum of the average daily net assets of the Portfolio which is retained by the Administrator.
  --a sub-administration fee (the "Sub-Administration Fee") which the Administrator in turn pays to CGFSC on a monthly basis, calculated as 0.19% of the first $200 million of the combined aggregate net assets of the UAM Funds; plus 0.11% of the next $800 million of the combined aggregate net assets of the UAM Funds; plus 0.07% of the next $2 billion of the combined aggregate net assets of the UAM Funds; plus 0.05% of the

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

    combined aggregate net assets of the UAM Funds in excess of $3 billion. The Sub-Administration Fee is allocated among the portfolios of the UAM Funds on the basis of their relative net assets and is subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000 over the same period.

  Effective October 23, 1998, the Mutual Funds Service Agreement with CGFSC was revised to exclude dividend disbursing, shareholder servicing and transfer agent services. Pursuant to the revised Mutual Funds Service Agreement, the Sub-Administration Fee paid by the Portfolio to the Administrator and in turn paid to CGFSC is calculated as a base fee per Portfolio of $52,500 annually plus $7,500 annually for each additional class of shares; plus 0.039% of the net assets of the Portfolio. Certain portfolios which commenced operations after October 1, 1997 have a base fee of $39,500 for a period of twelve months, which increases to $52,500 annually once the twelve months have expired.

  For the year ended October 31, 1998, UAM Funds Services, Inc. earned $103,947 from the Portfolio as Administrator of which $87,659 was paid to CGFSC for its services as Sub-Administrator.

  Also, effective October 23, 1998, dividend disbursing and transfer agent services were sub-contracted to DST Systems, Inc. and shareholder servicing has been sub-contracted to UAM Shareholder Service Center, Inc., an affiliate of UAM. The portfolios pay dividend disbursing, transfer agent and shareholder servicing fees to the Administrator who in turn pays them to DST Systems, Inc. and UAM Shareholder Services Center, Inc., as appropriate. For the year ended October 31, 1998, the Portfolio incurred $142 in shareholder servicing fees with UAM Shareholder Service Center, Inc. This fee is based on the number of classes of shares and shareholder accounts.

  D. CUSTODIAN: The Chase Manhattan Bank is custodian for the Portfolio's assets and the assets are held in accordance with the custodian agreement.

  E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

  F. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended plus reimbursement of expenses incurred in

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------

attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds.

  G. PURCHASES AND SALES: For the year ended October 31, 1998, the Portfolio made purchases of $8,092,312 and sales of $4,633,415 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $9,776,789 and $8,774,896, respectively.

  H. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.08% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 1998, the Portfolio had no borrowings under the agreement.

  I. OTHER: At October 31, 1998, 23% of total shares outstanding were held by 2 record shareholders each owning 10% or greater of the aggregate total shares outstanding.

  For the year ended October 31, 1998, the Portfolio utilized capital loss carryover for Federal income tax purposes of approximately $116,230.

UAM FUNDS                                            ICM FIXED INCOME PORTFOLIO
-------------------------------------------------------------------------------
 REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Fixed Income Portfolio

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICM Fixed Income Portfolio (the "Portfolio"), a Portfolio of UAM Funds Inc., at October 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence support-ing the amounts and disclosures in the financial statements, assessing the ac-counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by cor-respondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston Massachusetts
December 11, 1998

-------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

For the fiscal year ended October 31, the ICM Fixed Income Portfolio earned 44.8% of its income from direct U.S. Treasury obligations.

UAM FUNDS                                             ICM FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President


John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary


Nancy J. Dunn                           Gary L. French
Director                                Treasurer


Philip D. English                       Robert R. Flaherty
Director                                Assistant Treasurer


William A. Humenuk                      Michael J. Leary
Director                                Assistant Treasurer


Peter M. Whitman, Jr.                   Michelle Azrialy
Director                                Assistant Secretary

--------------------------------------------------------------------------------
UAM FUNDS
P.O. Box 419081
Kansas City, MO 64141-6081
(toll free)
1-877-UAM-LINK (826-5465)

INVESTMENT ADVISER
Investment Counselors of Maryland, Inc.
803 Cathedral Street
Baltimore, MD 21201

DISTRIBUTOR
UAM Fund Distributors, Inc.
211 Congress Street
Boston, MA 02110

                                         This report has been prepared for
                                         shareholders and may be distributed
                                         to others only if preceded or
                                         accompanied by a current prospectus.